UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of Earliest Event Reported): August 15, 2005

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)

         Nevada                      000-50533                  84-1407365
(State or Other Jurisdiction  (Commission  File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

        2211 Elliott Ave., Suite 601
            Seattle, Washington                                      98121
  (Address of Principal Executive Offices)                        (Zip Code)

                                 (206) 832-0600
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On August 15, 2005, Rick J. Hennessey and Dwango North America Corp. (the "Company") entered into an agreement setting forth the substance of Mr. Hennessey's separation agreement with the Company in connection with his resignation as Chief Executive Officer and member of the Board of Directors of the Company effective as of August 15, 2005 (the "Separation Agreement").

      Pursuant to the Separation Agreement, in connection with his termination of employment, the Company has agreed to make a lump sum severance payment to Mr. Hennessey equivalent to six (6) months of his base salary in effect on the separation date. This payment will be subject to standard payroll deductions and withholdings. Additional terms and conditions of Mr. Hennessey's separation agreement is set forth in the Separation Agreement, a copy of which is filed with this report as Exhibit 99.1.

      The foregoing descriptions are subject to, and qualified in their entirety by, the Separation Agreement.

Item 9.01 Financial Statements and Exhibits.

      (c)   The following exhibit is filed with this Form 8-K pursuant to Item
            1.01:

Exhibit
No.               Description
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99.1              Separation Agreement by and between the Company and Rick J.
                  Hennessey, dated as of August 15, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DWANGO NORTH AMERICA CORP.

Date: August 16, 2005                 By: /s/  J. Paul Quinn
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                                          Name: J. Paul Quinn
                                          Title: Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
No.               Description
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99.1              Separation Agreement by and between the Company and Rick J.
                  Hennessey, dated as of August 15, 2005.